UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2009
Dana Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-1063 (Commission File Number)	26-1531856 (IRS Employer Identification Number)
4500 Dorr Street, Toledo, Ohio 43615
(Address of principal executive offices) (Zip Code)
(419) 535-4500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Nick L. Stanage, President, Heavy Vehicle Production, notified Dana Holding Corporation (“Dana”) he would resign from his position effective July 31, 2009. In connection with his departure, Dana entered into a Separation Agreement and General Release dated August 6, 2009 (the “Agreement”) with Mr. Stanage. The Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and the terms thereof are incorporated by reference into this Item 5.02. Mark E. Wallace, President of Global Operations will assume the role of President, Heavy Vehicle Production.
Under the Agreement, Mr. Stanage will work on such ongoing and transition matters as Dana may assign to him prior to his last day of employment on October 31, 2009. Mr. Stanage will continue to receive his current base compensation and other benefits until October 31, 2009.
In addition, Mr. Stanage will receive a lump sum payment equal to twelve (12) months of his base compensation ($425,000) with all deductions required by law. Mr. Stanage will also receive eighteen (18) months of subsidized COBRA beginning on November 1, 2009. Dana will provide outplacement services to Mr. Stanage at a cost of up to $25,000 or that amount in cash in lieu of outplacement assistance. Mr. Stanage will also receive a payment of $75,000 in full satisfaction of any claims he may have with respect to other benefits or payments.
Upon termination of his employment, Mr. Stanage will have qualified to receive the benefit provided by Section 2.5 of his Supplemental Executive Retirement Plan dated January 5, 2006.
Mr. Stanage will provide a general release to Dana for any claims he might have against Dana. Mr. Stanage also will be subject to certain non-compete, non-solicitation, non-disparagement, confidentiality and non-disclosure obligations. Mr. Stanage also agrees to provide reasonable cooperation with respect to the transition of his position and matters arising from his service at Dana.
This summary of the Agreement, including all exhibits, is qualified in its entirety by the terms of the Agreement.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is filed with this report.

Exhibit No.	Description

10.1	Separation Agreement and General Release dated August 6, 2009 by and between Nick L. Stanage and Dana Holding Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION
Date: August 6, 2009	By:	/s/ Marc S. Levin
		Name:	Marc S. Levin
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement and General Release dated August 6, 2009 by and between Nick L. Stanage and Dana Holding Corporation

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